Form N-CSR Item 19(b) Exhibit

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify in their capacity as Principal Financial Officer and Principal Executive Officer, respectively, of Eaton Vance Municipal Income 2028 Term Trust (the “Trust”), that:

(a)

The Report of the Trust on Form N-CSR for the period ended July 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust for such period.

A signed original of this written statement required by section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Eaton Vance Municipal Income 2028 Term Trust

Date: September 23, 2024

/s/ James F. Kirchner
James F. Kirchner
Principal Financial Officer

Date: September 23, 2024

/s/ Kenneth A. Topping
Kenneth A. Topping
Principal Executive Officer